SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   May 22, 2000


                            ONLINE POWER SUPPLY, INC.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

            Nevada                       00-29669                84-1176494
-------------------------------   -----------------------   --------------------
 (State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
       of incorporation)                                     Identification No.)



     6909 South Holly Circle, Suite 200
     Englewood, Colorado 80112                                   80112
-------------------------------------------------            -------------------
      (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (303) 741-5641


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)

ITEM 5.   OTHER EVENTS

         As of February 28, 2000, the registrant, OnLine Power Supply, Inc. announced the opening of its Internet website at http;://www.onlinepowersupply.com. The site has been professionally created by Thomas & Perkins Advertising of Denver, Colorado to provide use friendly access to information on the company by potential customers and shareholders.

         The site is still undergoing development, but introduces the new corporate logo design that will be featured on all of our products and in our overall advertising program to establish a brand identity.

         The design approach to the website is the same as our corporate philosophy: it is efficient, easy to use, functional and speedy. We welcome comments from users so that we can improve the operations of the site based on user ideas.

         As time goes on, we will be making changes to the site, including establishment of an online store for purchasing OnLine logo golf/polo shirts.

FORWARD-LOOKING STATEMENTS

         Except for the historical information, all of the information which is contained in this press release are "forward-looking" statements within the meaning of section 27A of the 1933 Act and section 21E of the Securities Exchange Act of 1934. Specifically, all statements regarding our business strategy and plans and objectives of management for future operations are forward-looking statements. These forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management. These statements involve known and unknown risks, including the risks resulting from economic and market conditions, accurately forecasting operating and capital expenditures and capital needs, successful anticipation of competition which may not yet be fully developed, the uncertainties of litigation, and other business conditions. The use of the words "confident", "prove", "anticipate," "believe," "estimate," "expect," "may," "will," "continue" and "intend" and similar words or phrases, are intended by us to identify forward-looking statements (also known as "cautionary statements"). These statements reflect our current views with respect to future events. They are subject to the realization in fact of assumptions, but what we now think will happen may turn out to be inaccurate or incomplete. Our actual operating results and financial performance may prove to be very different from what we now predict or anticipate.

         Although we believe that our expectations are reasonable, we cannot assure you that our expectations will prove to be correct. Based on changing conditions, should any one or more of these risks or uncertainties materialize, or should any of our underlying assumptions prove incorrect, actual results for the Company may vary substantially from what we now anticipate, believe, estimate, expect or intend. All subsequent written and oral forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ONLINE POWER SUPPLY, INC.


Dated: May 24, 2000                    By:       /s/    Kris M. Budinger
                                              ----------------------------------
                                              KRIS M. BUDINGER, President


                                        3